UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2025

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-17196	45-4082531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Cray Business Plaza
100 Commercial Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MGPI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2025, the Human Resources and Compensation Committee (the “Committee”) of the Board of Directors of MGP Ingredients, Inc. (the “Company”) approved a new design for the Company’s annual long-term incentive (“LTI”) program following a review of peer group LTI compensation practices prepared by the Committee’s independent compensation consultant.

As a result of the Committee’s review, commencing in 2025, the Company will grant annual LTI awards in the form of performance stock units (“PSUs”) with forward-looking financial performance goals and time-vested restricted stock units (“RSUs”) to incentivize future service to and performance with the Company.

In connection with this new LTI program design, the Committee approved an updated form of Restricted Stock Unit Agreement (the “RSU Award Agreement”), which is consistent with the Company’s current form of RSU award agreement except that the retirement vesting provision was modified. The Committee also approved a form of Performance Stock Unit Award Agreement (the “PSU Award Agreement”). Under the PSU Award Agreement, PSUs vest based on achievement of performance goals during a performance period. Vesting of the PSUs will accelerate in the event of death, disability, or a termination without cause or for good reason within 18 months following a change in control, and the PSUs are subject to continued vesting in the event of retirement at least one year after the grant date.

The foregoing descriptions of the RSU Award Agreement and PSU Award Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the RSU Award Agreement and PSU Award Agreement, which are filed as Exhibit 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	RSU Award Agreement

10.2	PSU Award Agreement

104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline Extensible Business Reporting Language)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MGP INGREDIENTS, INC.

Date: March 13, 2025	By:	/s/ Brandon M. Gall
Brandon M. Gall, Interim President and Chief Executive Officer; Vice President, Finance and Chief Financial Officer